EXHIBIT 10.37

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

FIRST MODIFICATION TO DEED OF TRUST

THIS FIRST MODIFICATION TO DEED OF TRUST (this “Modification”), is executed by DEEP DOWN, INC., a Nevada corporation (“Grantor”), for the benefit of WHITNEY NATIONAL BANK, a national banking association (together with its successors and assigns, “Lender”), and is effective for all purposes as of April 14, 2010.

RECITALS

A.    Grantor, as borrower, and Lender previously entered into that certain Credit Agreement dated as of November 11, 2008 (as amended by the First Amendment to Credit Agreement dated as of December 18, 2008, the Second Amendment to Credit Agreement dated as of February 13, 2009, the Third Amendment to Credit Agreement dated as of May 29, 2009, and as further amended, the “Existing Credit Agreement”).

B.    To secure Grantor’s obligations under the Existing Credit Agreement, Grantor executed, among other documents, that certain Deed of Trust, Security Agreements and UCC Financing Statement for Fixture Filings, to Gary M. Olander, as Trustee, for the benefit of Lender, dated effective May 29, 2009, and recorded on June 1, 2009, in the Real Property Records of Harris County, Texas, under Clerk’s File No. 20090234354 (the “Deed of Trust”).

C.    Grantor and Lender have agreed to amend and restate the Existing Credit Agreement in its entirety pursuant to that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through the date hereof (as amended, restated, or supplemented, the “Credit Agreement”).

D.    In connection with the Credit Agreement, and as a material inducement to Lender’s execution thereof, Lender and Grantor have agreed to amend that certain Deed of Trust, subject to the terms and conditions herein.

E.    Capitalized terms not defined herein shall have the meanings ascribed to them in that certain Deed of Trust.

In consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor and Lender agree to amend that certain Deed of Trust as follows:

1.   Modification to Deed of Trust.

(a)   Section 1 of the Deed of Trust is amended to delete the defined term “Credit Agreement” in its entirety and to replace it with the following:

“Credit Agreement means that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010, and executed by Grantor, as borrower, and Beneficiary, as lender, as the same may be amended, restated, or supplemented from time to time.”

2.   Scope of Modification; Ratification.  Except as specifically amended by this Modification, the Deed of Trust is unchanged and continues in full force and effect.  Grantor hereby ratifies and confirms the terms of the Deed of Trust (as the same is affected by this Modification), reaffirms its obligations under the Deed of Trust, and agrees the Deed of Trust remains in full force and effect and continues to be a legal, valid, and binding obligation enforceable in accordance with its terms (as the same is affected by this Modification.)

3.   Lien Continuation.  The liens granted in the Deed of Trust are hereby ratified and confirmed as continuing to secure the payment of the indebtedness described therein, including but not limited to, the Obligation (as defined in the Credit Agreement).  Nothing herein shall in any manner diminish, impair or extinguish the indebtedness under the Credit Agreement or the liens securing such indebtedness.

4.   Governing Law.  This Modification shall be governed by and construed in accordance with, and its performance enforced, under laws of the State of Texas.

5.   Severability of Provisions.  Any provision of this Modification which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6.   Execution in Counterparts.  This Modification may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Modification.

7.   Successors and Assigns.  This Modification binds Grantor and its successors and assigns, and inures to the benefit of Lender and its successors and assigns.

8.   Entire Agreement.  THE DEED OF TRUST AS AMENDED BY THIS MODIFICATION AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature and Acknowledgment appear on following page.]

IN WITNESS WHEREOF, this Modification us executed as of the date set forth in the notary acknowledgement below but is to be effective for all purposes as of the date set forth in the preamble to this Modification.

GRANTOR: DEEP DOWN, INC., a Nevada corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on April 13, 2010, by Eugene L. Butler, Chief Financial Officer, of Deep Down, Inc., a Nevada corporation, on behalf of said corporation, and for the purpose and consideration therein stated.

(notary seal)	/s/ Karen D. Billiot, Notary Public NOTARY PUBLIC IN AND FOR THE STATE OF TEXAS

RECORD AND RETURN TO:

Porter & Hedges, L.L.P.
1000 Main Street, 36th Floor
Houston, Texas  77002
Attention:  Janine E. Yee

Signature and Acknowledgment Page to the First Modification of Deed of Trust